UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 4, 2007 (May 1, 2007)
Date of report (Date of earliest event reported)

Quadra Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33308	20-5775392
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

622 Third Avenue, 30th Floor	10017
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 671-6400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of Provision of the Code of Ethics.

On May 1, 2007, Quadra Realty Trust, Inc. (“Company”) adopted an amended Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to executive officers, directors, and employees at such time that the Company has any employees. A copy of the amended Code of Business Conduct and Ethics is attached as Exhibit 14.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 14.1 Quadra Realty Trust, Inc. Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2007

QUADRA REALTY TRUST, INC.

By:	/s/ STEVEN M. SHERWYN
Name: Steven M. Sherwyn
Title: Chief Financial Officer